                      SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)  December 29, 1997
                                                 -------------------------------


                          PREMIER LASER SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)


        California                   0-25242                   33-0472684
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                    Identification No.)


           3 Morgan, Irvine, California                    92718
      ----------------------------------------         --------------
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (714) 859-0656
                                                   -----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.     Other Events

     On December 29, 1997, Premier Laser Systems, Inc. filed a Schedule 13D with respect to its acquisition of 28 percent of the outstanding shares of common stock of Ophthalmic Imaging Systems, Inc., which filing is hereby incorporated by reference herein.

Item 7.     Financial Statements and Exhibits

     C.     Exhibits
            --------

     Exhibit
     Number                     Description
     -------                    -----------

       99 Schedule 13D filed with respect to acquisition of shares of common stock of Ophthalmic Imaging Systems, Inc. (incorporated herein by this reference to Shedule 13D filed by Premier Laser Systems, Inc. on December 29, 1997).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                     PREMIER LASER SYSTEMS, INC.


December 30, 1997                    /s/ MICHAEL L. HIEBERT
                                     -------------------------------------------
                                     Michael L. Hiebert, Chief Financial Officer




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                               INDEX TO EXHIBITS

                                                                    Sequentially
                                                                      Numbered
Exhibit                        Description                              Page
-------                        -----------                          ------------

99              Schedule 13D of Premier Laser Systems, Inc.,
                (incorporated herein by this reference to Schedule 13D filed by Premier Laser Systems, Inc.
                on December 29, 1997)




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